EXHIBIT 10.19

<u>PLEDGE AND ASSIGNMENT OF DEPOSITORY ACCOUNT AND OPERATING AGREEMENT</u>

FOR VALUE RECEIVED, WODKA, LLC, a New York limited liability company, organized and existing under the laws of the State of Florida (the "<u>Borrower</u>"), being the depositor to: (i) certain depository account (the "<u>Account</u>") in <u>Bank of America, located at 449 Myrtle Avenue, Brooklyn, New York 11209</u> with the following identifying information: **Wodka Operating Account**, Account Number: ______________ and (ii) a Depository Account opened by Chicago Title Insurance Company at Bank of America, being account number ________ (the "CT Depository Account") (collectively the "Accounts") hereby constitutes and grants a security interest over and pledges, assigns, sets over and transfers, to **CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD,** a limited liability company, organized under the laws of the Cayman Islands (the "<u>Lender</u>") all of the rights, title and interest of the Borrower (existing or hereinafter acquired or arising) in and to the Account, for the purpose of securing the obligations of the Borrower in the Loan Agreement dated December , 2012, between the Lender and Borrower (the "<u>Credit Agreement</u>"); all capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement) and of each and every other debt, liability or obligation of every type or description which the Borrower may now or at any time hereafter owe to the Lender under the Credit Agreement, and other Loan Documents executed in connection therewith (as such agreements may hereafter be modified or amended from time to time), whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is direct or indirect, due or to become due, absolute or contingent, or joint and/or several (collectively, the "<u>Obligations</u>").

In addition, the Borrower hereby pledges, assigns, sets over and transfers to the Lender and constitutes and grants a security interest for the benefit of the Lender in all passbooks, certificates and instruments of whatever nature which evidence the ownership and control of the Accounts hereby assigned. The Borrower will, at its sole expense, at any time and from time to time upon request by the Lender, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary in order to perfect this Agreement and to protect the rights of the Lender hereunder.

The parties hereto acknowledge that for purposes of securing payment of the Obligations, there shall be no liens or encumbrances over the Accounts with a prior or equal rank to the rights of Lender herein.

Management, control and dominion rights over the Account shall be dictated by the terms and conditions of the Credit Agreement with respect to the Accounts.

Furthermore, the Borrower hereby irrevocably authorizes and empowers the Lender, at any time and without notice to the Borrower, after the occurrence of any Event of Default which shall remain uncured for ten (10) business days by the Borrower under the Credit Agreement or any other Loan Document (as the case may be), whether or not at such time the Obligations or any part thereof are due and payable, in its own name or in the name of the Borrower, to: (i) demand, apply for withdrawal and receive any and all sums now or in the future in the

Account; (ii) exercise any and all rights and privileges, and receive all benefits accorded to the Account; and (iii) execute any and all instruments required therefor.

The Borrower hereby further agrees to take whatever action may be requested by the Lender, including, without limitation, the filing of any notices of liens or financing statements which may be required, any amendments, renewals, and continuations thereof and perform such further acts as the Lender may require in order to perfect and continue the perfection of the pledge and assignment granted herein. The Borrower hereby agrees that a copy of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code.

In the event any term or provision of this Agreement or the application thereof to any person or circumstance shall, for any reason or to any extent be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of any such provision to persons or circumstances other than those as to whom or which it has been determined to be invalid or unenforceable, shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

This Agreement creates a continuing lien and security interest on the Account and shall remain in full force and effect until the later of (i) the expiration of any commitment to lend on the part of Lender under any of the Credit Agreement and (ii) the indefeasible payment in full of the Obligations, and promptly thereafter Lender, at Assignor's cost and expense, shall execute all the necessary documents to effect the release of the Account from such lien and security interest.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in the municipality of ____________________, as of this ___ day of December, 2012.

WODKA, LLC.

By: ______________________
Name: James Dale
Title: CEO

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD, a limited liability company, organized under the laws of the Cayman Islands

By: ______________________
Name: ______________________
Title: ______________________

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 5 day of Feb. 2013 by James Dale as President of **WODKA, LLC**, a New York limited liability company, on behalf of said company. He/She is personally known to me or has produced ______________________ as identification.

____
NOTARY PUBLIC, STATE OF ____________
Print Name: ______________________

ARTURO ACEVEDO
Notary Public, State of New York
No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016

My Commission expires:

STATE OF ______________________

COUNTY OF ______________________

The foregoing instrument was acknowledged before me this ___ day of ________ 2012 by ______________________ as ______________________ of **CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD**, a limited liability company, organized under the laws of the Cayman Islands, on behalf of said limited liability company. He/She is personally known to me or has produced ______________________ as identification.

____
NOTARY PUBLIC, STATE OF ____________
Print Name: ______________________

My Commission expires: